GREENBRIAR CORPORATION
                        1755 Wittington Place, Suite 300
                               Dallas, Texas 75234

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held December 12, 2003





Dear Stockholders of Greenbriar Corporation:

You are cordially invited to attend the annual meeting of stockholders of Greenbriar Corporation to be held at 10:00 AM, local time on December 12, 2003 at One Hickory Centre, 1800 Valley View Lane, Second Floor, Dallas, TX 75234, to consider and vote upon the following matters:

         Election  of three  directors  to hold  office in  accordance  with the
         Articles of Incorporation and Bylaws of the company, and the transaction of such other business that may properly come before the meeting or any adjournment or postponement thereof.

         Only stockholders of record at the close of business on November 3, 2003 can vote at the meeting.

         A copy of our Annual Report on Form 10-K for 2002 accompanies this Proxy Statement.

You are cordially invited to attend the annual meeting in person. Even if you plan to attend the meeting, you are still requested to sign, date and return the accompanying proxy in the enclosed addressed envelope. If you attend, you may vote in person if you wish, even though you have sent your proxy.

By Order of the Board of Directors



/s/ Oscar Smith


Oscar Smith, Secretary

November 3, 2003

                             GREENBRIAR CORPORATION
                              1755 Wittington Place
                               Dallas, Texas 75234
                                  (972)407-8400

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held December 12, 2003


The company is sending this proxy statement and the accompanying proxy card to the holders of common stock and Series B preferred stock, of Greenbriar Corporation, in connection with a solicitation of proxies by the board of directors of the company from the stockholders for use at the annual meeting of stockholders of the company. We are mailing this proxy statement and the enclosed form of proxy beginning on or about November 3, 2003.


                          VOTING AND PROXY INFORMATION
Who May Vote

Holders of record of common stock and Series B preferred stock at the close of business on November 3, 2003 are entitled to receive notice of and to vote at the annual meeting. At the close of business on the record date there were outstanding 703,846 shares of common stock and 615 shares of Series B preferred Stock, the only outstanding securities of the company entitled to vote at the annual meeting. The common stock is held by approximately 495 stockholders of record and the preferred stock is closely held.

Required Votes

Each stockholder is entitled to one vote per share on all matters properly brought before the stockholders at the annual meeting. Such votes may be cast in person or by proxy. Under the rules of the American Stock Exchange, brokers holding shares for customers have authority to vote on certain matters when they have not received instructions from the beneficial owners and do not have such authority as to certain other matters. The Exchange rules allow member firms of the Exchange to vote on the Proposal without specific instructions from beneficial owners.

The directors will be elected by a plurality of the votes cast in person or by proxy. Therefore, a stockholder's only option in the election of directors is to vote for the nominees or to withhold authority of the proxy to vote for the nominees.

How to Vote

Votes may be cast in person at the annual meeting or by proxy using the enclosed proxy card. A facsimile of the proxy will be accepted. All shares of common stock and preferred stock that are represented at the annual meeting by properly executed proxies received by the company prior to or at the annual meeting and not revoked will be voted at the annual meeting in accordance with the instructions indicated in their proxies. Unless instructions to the contrary are specified in the proxy, each such proxy will be voted FOR the election as a director of the nominees listed herein.

Proxies Can Be Revoked

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by filing with the Secretary of the company, before the vote is taken at the annual meeting, a written notice of revocation bearing a date later than the date of the proxy, duly executing and delivering a subsequent proxy relating to the same shares or attending the annual meeting and voting in person (although attendance at the annual meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation should be sent to: Corporate Secretary, Greenbriar Corporation, 1755 Wittington Place, Dallas, Texas 75234.

Expenses of Solicitation

The company will bear the expense of this solicitation, including the reasonable costs incurred by custodians, nominees, fiduciaries and other agents in forwarding the proxy material to you. The company will also reimburse brokerage firms and other custodians and nominees for their expenses in distributing proxy material to you. In addition to the solicitation made by this proxy statement, certain directors, officers and employees of the company may solicit proxies by telephone and personal contact.


                              ELECTION OF DIRECTORS

Nominees

At the annual meeting, three directors will be elected to hold office until the 2004 annual meeting of stockholders. The company's bylaws, as amended, provide that new directors are elected annually, existing directors serve the full term for which they were elected and that the number of directors constituting the board of directors will from time to time be fixed and determined by a vote of a majority of the company's directors serving at the time of such vote. The board of directors is now comprised of three members.

It is intended that the accompanying proxy, unless contrary instructions are set forth therein, will be voted for the election of the nominees for election as directors as set forth in the following table. If the nominees become unavailable for election to the board of directors, the persons named in the proxy may act with discretionary authority to vote the proxy for such other persons as may be designated by the board of directors. However, the board is not aware of any circumstances likely to render the nominees unavailable for election. The withholding of authority or abstention will have no effect upon the election of directors by holders of common stock and Series B preferred stock because under Nevada law directors are elected by a plurality of the votes cast, assuming a quorum is present. The presence of a majority of the outstanding shares of common stock and Series B preferred stock, voting as one class, will constitute a quorum. The shares held by each holder of common stock and Series B preferred stock who signs and returns the enclosed form of proxy will be counted for purposes of determining the presence of a quorum at the meeting.

The following table sets forth certain information with respect to the persons who will be the nominees for election at the annual meeting and the other incumbent directors and executive officers of the company. Included within the information below is information concerning the business experience of each such person during the past five years. The number of shares of common stock beneficially owned by each of the directors who own stock as of November 3, 2003 is set forth below in "Securities Ownership of Certain Beneficial Owners."

Nominees and Business Experience

Being elected at the Annual Meeting to Term to expire in 2004
-------------------------------------------------------------

Roz Campisi Beadle         Ms. Beadle has a background  in public  relations and
Age 47                     marketing.  She is self employed and has, in the past
                           five years,  worked with III Forks  Restaurant and RB
                           Ranch. Ms. Beadle is also extremely active in various civic and community services and is currently working with the Congressional Medal of Honor Society and on the Medal of Honor Host City Committee (Gainesville,
                           Texas, USA). Ms. Beadle is a Cutting Horse breeder specializing in the registration, buying, selling and veterinary care of the breed.

James E. Huffstickler      Mr.   Huffstickler  is  Chief  Financial  Officer  of
Age 61                     Sunchase  America,  Ltd.,  a  multi-  state  property
                           management   company.   He  is  a  graduate   of  the
                           University of South Carolina and has worked for Southmark Management, Inc., a nationwide real estate management company. Mr. Huffstickler is a certified public accountant.

Dan Locklear               Mr. Locklear is chief  financial  officer of Sunridge
Age 51                     Management Group, a real estate  management  company.
                           Mr.  Locklear  has  worked for  Johnstown  Management
                           Company, Inc. and Trammel Crow Company. Mr. Locklear is a certified public accountant and a licensed real estate broker in the State of Texas.

Incumbent Directors and Business Experience

Victor L.  Lund            Mr.  Lund has been a director  of the  company  since
Age 74                     1996.  He  founded  Wedgwood  Retirement  Inns,  Inc.
                           ("Wedgwood") in 1977.  Wedgwood became a wholly owned
                           subsidiary of the company on March 31, 1996. For most
                           of Wedgwood's existence, Mr. Lund was Chairman of the
                           Board,   President  and  Chief   Executive   Officer,
                           positions he held until  Wedgwood was acquired by the
                           company.  Mr. Lund is President  and Chief  Executive
                           Officer of Wedgwood  Services,  Inc., a  construction
                           services   company  not  affiliated  with  Greenbriar
                           Corporation.

Gene S.  Bertcher          Mr.  Bertcher  became  President and Chief  Executive
Age 53                     Officer of the Company in January  2003.  He has been
                           Executive Vice President, Chief Financial Officer and
                           Treasurer of the company since November 1989 and was a director from November 1989 until September 1996.
                           He was re-elected to the Board in 2000. Mr. Bertcher is a certified public accountant

                                 STOCK OWNERSHIP

The following table sets forth as of November 3, 2003, certain information with respect to all stockholders known by the company to own beneficially more than 5% of the outstanding common stock (which is the only outstanding class of securities of the company, except for Series B preferred stock, the ownership of which is immaterial), as well as information with respect to the company's common stock owned beneficially by each director, director nominee, and current executive officer whose compensation from the company in 2002 exceeded $100,000, and by all directors and executive officers as a group. Unless otherwise indicated, each of these stockholders has sole voting and investment power with respect to the shares beneficially owned. All share numbers have been adjusted to reflect the company's one for one stock dividend effective at the close of business on October 20, 2003.


                                                    Common Stock
                                         --------------------------------

        Name and Address                          Number       Percent
       of Beneficial Owner                          of            of
                                                  Shares        Class
       -------------------------------- --------------------------------

       Sylvia M.  Gilley(1 & 2)                  186,884        25.5%
       6211 Georgian Court
       Dallas TX 75240

       Victor L.  Lund(3)                        121,496        17.3%
       816 NE 87th Avenue
       Vancouver WA 98664

       Floyd B.  Rhoades(4)                       89,534        12.4%
       95 Argonaut Street
       Aliso Viego CA 92656

       Gene S.  Bertcher(5)                        1,260        <1.0%
       1755 Wittington Place, Suite 300
       Dallas TX 75254

       Don C. Benton
       Arrowhead Ranch
       Route 1, Box 204                                -            -
       Clarksville TX 75426

       Roz Campisi Beadle
       4103 Brook Tree Lane                            -            -
       Dallas TX 75287

       James E. Huffstickler
       1700 Abbey Place, Suite 111                     -            -
       Charlotte NC 28209

       Dan Locklear
       1800 Valley View Lane                           -            -
       Suite 140
       Dallas TX 75234

       American Realty Trust, Inc.(6)              9,750         1.4%
       1800 Valley View Lane
       Suite 300
       Dallas TX 75234

       Basic Capital Management, Inc.(6)           7,077         1.0%
       1800 Valley View Lane
       Suite 300
       Dallas TX 75234

       Nevada Sea Investments, Inc.(6)             3,640        <1.0%
       1800 Valley View Lane
       Suite 300
       Dallas TX 75234

       International Health Products, Inc.(6)     16,916         2.4%
       1800 Valley View Lane
       Suite 300
       Dallas TX 75234

       One Realco Corporation (6)                 14,496         2.1%
       1800 Valley View Lane
       Suite 300
       Dallas TX 75234

       Professional Investors Insurance           24,402         3.5%
       Group, Inc. (6)
       1800 Valley View Lane
       Suite 300
       Dallas TX 75234

       Tacco Financial, Inc.(6)                   18,460         2.6%
       1800 Valley View Lane
       Suite 300
       Dallas TX 75234

       All executive officers and directors as   122,756        17.5%
       a group(five persons)

(1) The shares are owned by a grantor trust for the benefit of Sylvia M. Gilley, the widow of James R. Gilley.

(2) Consists of 92,284 shares of common stock owned by JRG Investments Co., Inc., a corporation wholly owned by Sylvia M. Gilley ("JRG"); 11,000 shares of common stock owned by a grantor trust for the benefit of Sylvia M. Gilley; options to James R. Gilley to purchase 20,000 shares of common stock at $6.90 per share exercisable through December 31, 2009; options to James R. Gilley to purchase 20,000 shares of common stock at $3.75 per share, exercisable through December 31, 2010; options to James R. Gilley to purchase 20,000 shares of common stock at $6.40 per share, exercisable through December 31, 2011; and 53,600 shares of common stock owned of record by Mrs. Gilley. The Gilley's have pledged all of the shares in JRG to One Realco Corporation (formerly known as Institutional Capital Corporation), a non-affiliated entity, as collateral for repayment of a promissory note payable by JRG to One Realco Corporation in the remaining principal amount of $2,996,373.

(3)      Consists of 121,496 shares of common stock owned by Mr. Lund.

(4) Consists of 69,534 shares of common stock owned by Mr. Rhoades, options to Mr., Rhoades to purchase 20,000 shares of common stock at $175.00 per share.

(5)      Consists of 1,260 shares of common stock owned by Mr. Bertcher.

(6) Based on a Schedule 13D, amended October 16, 2003, filed by each of these entities and by Gene E. Phillips, each of these entities owns of record the number of shares set forth for such entity in the table above and each of such entities and Mr. Phillips. The Form 13D indicates that these entities and Mr. Phillips may be deemed a "Person" within the meaning of Section 13D of the Securities Exchange Act of 1934.

                             EXECUTIVE COMPENSATION

The following tables set forth the compensation paid by the Company for services rendered during the fiscal years ended December 31, 2002, 2001 and 2000 to the Chief Executive Officer of the Company and to the other executive officers of the Company whose total annual salary in 2002 exceeded $100,000, the number of options granted to any of such persons during 2002 and the value of the unexercised options held by any of such persons on December 31, 2002.

                           Summary Compensation Table

                                                              Long Term
                                                            Compensation-
                                                              Number of
                                                              Shares of
      Name and                                Annual        Common Stock         All
      Principal                            Compensation-     Underlying         Other
      Position                      Year      Salary           Options      Compensation(1)
      --------                      ----      ------           -------      ---------------
James R. Gilley,                    2002      $12,000                -          $5,500
Chairman, President and             2001      386,000           10,000           8,000
Chief Executive Officer             2000      460,000           10,000           5,500

Gene S. Bertcher,                   2002       14,000                -          $6,500
Executive Vice President and        2001      155,000                -            8,00
Chief Financial Officer             2000      185,000                -           4,500

(1) Constitutes directors' fees paid by the Company to the named individuals.

                               Option Grants Table
                       (Option Grants in Last Fiscal Year)




                 Number of         Percent of
                Securities        Total Options
                Underlying         Granted to       Exercise or
                 Options          Employees in       Base Price     Expiration
Name             Granted           Fiscal Year       Per Share         Date
----             -------           -----------       ---------         ----

                                      NONE


                   Aggregated Option Exercises in Last Fiscal
                          Year and FY-End Option Values



                                                                                 Value of Unexercised
                                                   Number of Securities              In-the-Money
                     Shares                       Underlying Unexercised           Options at 2002
                    Acquired         Value        Options at 2002 FY-End               FY-End
   Name            on Exercise      Realized     Exercisable Unexercisable    Exercisable Unexercisable
   ----            -----------      --------     -------------------------    -------------------------

James R. Gilley        -              -            60,000         -                -             -

Stock Option Plan

The Board of Directors administers the Company's 1997 Stock Option Plan (the "1997 Plan") and the 2000 Stock Option Plan (the "2000 Plan") each of which provides for grants of incentive and non-qualified stock options to the Company's executive officers, as well as its directors and other key employees, and consultants. Under the two Plans, options are granted to provide incentives to participants to promote long-term performance of the Company and specifically, to retain and motivate senior management in achieving a sustained increase in stockholder value. Currently, neither Plan has a pre-set formula or criteria for determining the number of options that may be granted. The exercise price for an option granted is determined by the compensation committee, in an amount not less than 100 percent of the fair market value of the Company's common stock on the date of grant. The compensation committee reviews and evaluates the overall compensation package of the executive officers and determines the awards based on the overall performance of the Company and the individual performance of the executive officers. The Company currently has reserved 50,000 shares of common stock under the 1997 Plan and 50,000 shares of common stock under the 2000 Plan. As of November 3, 2003 no options have been issued for the 1997 or 2000 Plans.

Employment Agreements

Until October 18, 2001, the company had an employment agreement with James R. Gilley, Chairman, President and Chief Executive Officer, dated January 1, 1997, that provided for a three year term that recommenced each day. The agreement provided for a base salary of $460,000 and 20,000 fully vested, non-qualified stock options each year in lieu of any cash bonus.

Until October 18, 2001, the company had an employment agreement with Gene S. Bertcher, Executive Vice President and Chief Financial Officer. The agreement, dated January 1, 1997, provided for a two year term that recommenced each day. The agreement provided for compensation of $180,000 per year and discretionary bonus.

On October 3, 2001 the company settled a dispute with a significant preferred shareholder. As part of the settlement the company transferred eleven assisted living communities to that shareholder. While the company and its senior executives believe the settlement was very favorable to the company they also recognized that, due to the reduced size of the company, it would be necessary to reduce overhead costs.

On October 18, 2001 the employment contracts with Messrs. Gilley and Bertcher were amended to reduce the cash drain to the company. The original employment contracts provided that any reduction in compensation would trigger a required severance payment within five days to Messrs. Gilley and Bertcher of $1,380,000 and $360,000 respectively. Messrs. Gilley and Bertcher have agreed to accept notes from the company for the amounts if paid timely. These notes are non-interest bearing and are not due until December 31, 2004. There are certain acceleration provisions that will only be effective if the company violates the terms of the amended employment contracts.

The amended employment contracts provided that Messrs. Gilley and Bertcher would receive a salary of $12,000 and $14,000 per year. In addition, as in his previous employment agreement Mr. Gilley would annually receive stock options for 20,000 shares of common stock. These options are exercisable at the market price of the company's stock at the time the options are granted and are in lieu of any cash bonus Mr. Gilley might have otherwise received.

The amended employment contracts also provide for incentive compensation for Messrs. Gilley and Bertcher. The company has agreed to conduct its future business through the use of limited partnerships. Messrs. Gilley and Bertcher would receive partnership interests in each of these partnerships. Depending on the circumstances Mr. Gilley would receive a limited partner interest of between 8% and 25.9%. Mr. Bertcher would receive a limited partner interest of between 4% and 10.5%. The company had agreed that during the term of the employment contacts, which expire on December 31, 2004, all property acquisitions shall be made using a partnership structure. An affiliate of Mr. Gilley would serve as the general partner for the partnerships for no additional compensation.

Mr. Gilley died on December 30, 2002 and Mr. Bertcher was named Chief Executive Officer. The Board subsequently decided to return to salary based compensation for Mr. Bertcher. Mr. Bertcher will receive a base salary of $130,000 for 2003.

                 REPORT OF INDEPENDENT DIRECTORS ON COMPENSATION

The compensation paid to the company's executive officers is reviewed and approved annually by the independent members of the board of directors acting as the Company's Compensation Committee. In addition to approving annual compensation for the company's executive officers, the independent directors approve any incentive awards for executive officers and other key employees, any stock option grants and additional benefits.

The company's compensation philosophy is to attract, retain and reward executives who have shown they are capable of leading the company in achieving its business objectives and performance goals. These objectives include preserving and increasing the company's asset value; positioning the company's operations in geographic markets offering long term, profitable growth opportunities; preserving and enhancing shareholder value and keeping the company competitive in its marketing and operations. The accomplishment of these objectives is measured against conditions prevalent in the assisted living industry. In recent years the industry has grown to be a highly competitive industry for residents, real estate and services in a rapidly changing regional and national environment.

The  board  of  directors   determined  that  the  primary  forms  of  executive
compensation should be the incentive system discussed above. The company's performance is a key consideration (to the extent that such performance can be fairly attributed or related to an executive's performance) and each executive's responsibilities and capabilities are key considerations. The independent directors strive to keep executive compensation competitive for comparable positions in other corporations where possible. In addition, the Compensation Committee believes in equity compensation wherein executives will be additionally rewarded based on increasing the company's shareholder value. Base salaries are predicated on a number of factors, including:

         o        recommendation of the Chief Executive Officer;
         o        knowledge of similarly situated executives at other companies;
         o        the  executive's  position  and  responsibilities  within  the company;
         o        the  board  of   directors'   subjective   evaluation  of  the
                  executive's contribution to the company's performance;
         o        the executive's experience and
         o        the term of the executive's tenure with the company.


Chief Executive Officer Compensation
The board of directors reviewed the compensation of the Chief Executive Officer in connection with the amendment to his Employment Agreement described above. The board approved the compensation plan set forth in that agreement as the best means to accomplish the company's objectives.

Independent Directors

Victor L. Lund
Don C. Benton
                             AUDIT COMMITTEE REPORT

During the year 2001, due to the resignation of certain directors, the board of directors was reduced to four persons. Due to the relatively small number of board members it was decided by the board to eliminate all committees and conduct all business directly with either the full board or, in certain circumstances, with the two non-management directors. On January 14, 2002, the board of directors reinstated the audit committee and made Victor L. Lund, Don
C. Benton and a new director, to be elected at the annual meeting as members. On April 5, 2002, S. Louis Jackson was elected to the board of directors and named to the Audit Committee.

The Audit Committee's duties and "charter," adopted by the board of directors on December 9, 1991are to make recommendations for the accounting firm to serve as the company's independent auditors, consult with the company's independent auditors with regard to any audit plan adopted by the company, review the company's financial statements with the management and the independent auditors prior to publication, determine that no restrictions are placed by management on the scope of implementation of the independent auditors' function and performing such other functions as shall be appropriate to the effective discharge of all such duties and responsibilities.

                              FINANCIAL INFORMATION

Financial Statement
The consolidated financial statements and auditor's report, the management discussion and analysis of financial condition and results of operations, information concerning the quarterly financial data for the fiscal year ended December 31, 2002 and other information are included in the company's Form 10-K which accompanies this proxy statement.

Independent Auditors
The board has, in accordance with the recommendation of its Audit Committee, chosen the firm of Grant Thornton, LLP ("Grant Thornton") as independent auditors for the company. Representatives of Grant Thornton are expected to be present and to be available to respond to appropriate questions at the annual meeting. They have the opportunity to make a statement if they desire to do so; they have indicated that, as of this date, they do not.

Audit Fees
Grant Thornton's fees for our 2002 annual audit and review of interim financial statements were $50,000.

Financial Information Systems Design and Implementation Fees
Grant Thornton did not render any professional services to the company in 2002 with respect to financial information systems design and implementation.

All Other Fees
Grant Thornton's fees for all other professional services rendered to the company during 2002 were $152,000, including audit related services of $93,000 and non-audit services of $59,000. Audit related services included fees for statutory audits, lender required audits and accounting consultations. Non-audit services included fees for tax preparation and tax consultations.

The Audit Committee considers that the services rendered by Grant Thornton are compatible with maintaining Grant Thornton's independence in conducting the company's audit.

Audit Committee

Victor L. Lund
Don C. Benton

                                PERFORMANCE GRAPH

The following graph compares the cumulative total return on a $100 investment in the company's common stock on December 31, 1998 through December 31, 2002, based on the company's closing stock price on December 31, for each of those years. The same information is provided for the Standard & Poor's 500 index and, from 1998 through 2002 for an industry peer group (1).


                               [GRAPHIC OMITTED]

















-------------------
1 The company considers its peer group to be public companies whose business is primarily in the assisted living industry. Those companies are American Retirement Corporation, ARV Assisted Living, Inc., Assisted Living Concepts, Inc., Emeritus Corporation and Sunrise Assisted Living, Inc.

Certain Relationships and Related Transactions

The following paragraphs describe certain transactions between the company and any stockholder beneficially owning more than 5% of the outstanding common stock, the executive officers and directors of the company and members of the immediate family or affiliates of any of them, which occurred since the beginning of the 1998 fiscal year.

On November 19, 1993 the company sold 8,000 unregistered shares of its common stock to The April Trust, a grantor trust for the benefit of James R. Gilley, Chairman, former President and Chief Executive Officer of the company, and his wife, at a price equal to the closing price of the shares on the American Stock Exchange on that date ($281.25) per share for consideration consisting of a $2,250,000 promissory note (for which Mr. Gilley was a co-maker) for the full purchase price thereof, of which 20% of the principal amount of the note was a recourse obligation of Mr. Gilley and the grantor trust and the balance of the note was non-recourse. Interest on the note was payable at a rate of 5.5% per annum, which accrued and was payable along with all principal upon maturity on November 18, 2003, and was secured by a pledge of the stock back to the company to hold as collateral for payment of the note pending payment in full. On December 16,1996, the compensation committee extended the due date of the note to November 18, 2008. Subsequent to Mr. Gilley's death his family and the Company mutually agreed to cancel the note and return the stock held as collateral to the Company. Further, the 20% recourse obligation was satisfied by reducing certain debts owed to the Gilley family by $450,000.

Gene S. Bertcher, president and chief executive officer of the company, was indebted to the company for an aggregate of $92,500, for notes issued in payment for shares of Common Stock. Mr. Bertcher's notes were secured by a pledge of 520 shares of common stock. Interest on the notes accumulate at a rate equal to any cash or stock dividends declared on the purchased stock and was due in a single installment for each such note on or before October 1, 2003. On October 1, 2003 the collateral was returned to the Company and the debt was cancelled.

As part of the Wedgwood Acquisition and as an accommodation to the sellers to assist them to help achieve a tax-free acquisition, James R. Gilley and members of his family agreed to contribute a retail property in North Carolina to the company in exchange for 27,000 shares of the company's Series D preferred stock. Mr. Gilley and his family had owned the retail property for over five years. The consideration received by James R. Gilley and members of his family, valued at $3,375,000, was based upon an independent appraisal of the North Carolina shopping center. The Series D preferred stock is unregistered, has no trading market unless converted to common stock and is entitled to one vote per share on all matters to come before a meeting of stockholders. The Series D preferred stock bears a cumulative quarterly dividend of 9.5% per year, which approximates the cash flow Mr. Gilley and his family members were receiving from the retail property prior to its contribution to the company. Mr. Gilley and his family members and affiliates transferred all of the shares of Series D preferred stock to The April Trust effective April 1997. On July 1, 2001 the Series D Preferred Stock was converted to a note due June 30, 2004. The note bears interest at the rate of 10% per annum.

It is the policy of the company that all transactions between the company and any officer or director, or any of their affiliates, must be approved by non-management members of the board of directors of the company. All of the transactions described above were so approved.

Organization of the Board of Directors

During the year 2002 the board of directors held four meetings.

On January 14, 2002, the board of directors reinstated the audit committee and made Victor L. Lund and Don C. Benton members with one additional member to be named from newly elected independent directors. On April 5, 2002, S. Louis Jackson was elected to the board and named a member of the audit committee.

The board of directors acts as a committee of the whole for purposes of nominations and executive compensation.

Any stockholder who wishes to recommend a prospective nominee for the board of directors for consideration by the board for the election in 2004 may write:
Corporate Secretary, 1755 Wittington Place, Suite 300, Dallas, Texas 75234, on or before January 1, 2004.

Compensation of Directors

The company pays each director a fee of $2,500 per year plus a meeting fee of $1,000 for members of management and $2,000 for non-management directors for each board meeting attended.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and 5 furnished to the company pursuant to Rule 16a-3(e) promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or upon written representations received by the company, the company is not aware of any failure by any director, officer or beneficial owner of more than 10% of the company's common stock to file with the Securities and Exchange Commission, on a timely basis, any Form 3, 4 or 5 relating to 2002.

                                  ANNUAL REPORT

The annual report to stockholders, including consolidated financial statements, for the year ended December 31, 2002, accompanies the proxy material being mailed to all stockholders. The annual report is not a part of the proxy solicitation material. The annual report is the company's Form 10-K for 2002, including the financial statements and schedules, as filed with the Securities Exchange Commission. A stockholder may also request copies of any exhibit to the Form 10-K, and the company will charge a fee to cover expenses to prepare and send any exhibits. You may request these from: Corporate Secretary, Greenbriar Corporation, 1755 Wittington Place, Suite 300, Dallas, Texas 75234.


                                  OTHER MATTERS

The board of directors does not intend to bring any other matters before the annual meeting and has not been informed that any other matters are to be presented to the annual meeting by others. In the event that other matters properly come before the annual meeting or any adjournments thereof it is intended that the persons named in the accompanying proxy and acting thereunder will vote in accordance with their best judgment.


                             DEADLINE FOR SUBMISSION
                          OF PROPOSALS TO BE PRESENTED
                   AT THE 2004 ANNUAL MEETING OF STOCKHOLDERS

Any stockholder who intends to present a proposal at the 2004 annual meeting of stockholders must file such proposal with the company by January 1, 2004 for possible inclusion in the company's proxy statement and form of proxy relating to the meeting.


By Order of the Board of Directors


/s/ Oscar Smith



Oscar Smith, Secretary

                             Greenbriar Corporation

           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby acknowledges receipt of the notice of annual meeting of stockholders of Greenbriar Corporation, to be held at One Hickory Centre, 1800 Valley View Lane, Third Floor, Dallas, Texas 75234, on December 12, 2003, beginning at 10:00 a.m., Dallas Time, and the proxy statement in connection therewith and appoints Gene S. Bertcher and Oscar Smith, and each of them, the undersigned's proxies with full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of common stock and Series B preferred stock of the company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof.

The undersigned directs that the undersigned's proxy be voted as follows:

1.  ELECTION OF  [ ]  FOR All nominees                [ ]  WITHHOLD AUTHORITY
    DIRECTORS         listed below (except as marked       to vote for the
                      to the contrary below)               nominee listed below

    Nominees: Roz Campesi Beadle, James E. Huffstickler, Dan Locklear

    (Instruction: To withhold authority to vote any individual nominee, write that nominee's name on the line provided below.)

    ____________________________________________________________________________



2. IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.


This proxy will be voted as specified above. If no specification is made, this proxy will be voted for the election of the director nominees in item 1 above.

The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the common stock or Series B preferred stock of the company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.

If more than one of the proxies named shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

Please date, sign and mail this proxy in the enclosed envelope. No postage is required.

                                    Date _________________________________, 2003


                                    ____________________________________________
                                    Signature of Stockholder


                                    ____________________________________________
                                    Signature of Stockholder

                                    Please  date  this  proxy and sign your name
                                    exactly as it appears hereon. Where there is
                                    more than one owner,  each should sign. When
                                    signing  as  an   attorney,   administrator,
                                    executor,  guardian or  trustee,  please add
                                    your  title  as  such.   If  executed  by  a
                                    corporation, the proxy should be signed by a duly authorized officer.